Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Partners Limited

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	10% Owner; Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Event Requiring Statement:
(Month/Day/Year):	5/8/2017

Designated Filer:	Brookfield Asset Management Inc.

Signature:		/s/ Brian Lawson

	Name:	Brian Lawson

	Title:	President

Name of Joint Filer:	Brookfield Capital Partners Ltd.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	10% Owner; Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Event Requiring Statement:
(Month/Day/Year):	5/8/2017

Designated Filer:	Brookfield Asset Management Inc.

Signature:		/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Name of Joint Filer:	Brookfield Holdings Canada Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	10% Owner; Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Event Requiring Statement:
(Month/Day/Year):	5/8/2017

Designated Filer:	Brookfield Asset Management Inc.

Signature:		/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Vice-President

Name of Joint Filer:	Brookfield Private Funds Holdings Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	10% Owner; Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Event Requiring Statement:
(Month/Day/Year):	5/8/2017

Designated Filer:	Brookfield Asset Management Inc.

Signature:		/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Name of Joint Filer:	Brookfield Canada Adviser, LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	10% Owner; Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Event Requiring Statement:
(Month/Day/Year):	5/8/2017

Designated Filer:	Brookfield Asset Management Inc.

By: Brookfield Private Funds Holdings Inc., its General Partner

Signature:		/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Name of Joint Filer:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	10% Owner; Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Event Requiring Statement:
(Month/Day/Year):	5/8/2017

Designated Filer:	Brookfield Asset Management Inc.

By: Brookfield Private Funds Holdings Inc., its General Partner

Signature:		/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Name of Joint Filer:	Brookfield Asset Management Inc.

Address of Joint Filer:	Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	10% Owner; Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Event Requiring Statement:
(Month/Day/Year):	5/8/2017

Designated Filer:	Brookfield Asset Management Inc.

Signature:		/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Vice-President, Legal Affairs

Name of Joint Filer:	Brookfield Private Equity Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	10% Owner; Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Event Requiring Statement:
(Month/Day/Year):	5/8/2017

Designated Filer:	Brookfield Asset Management Inc.

Signature:		/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director